Exhibit 99.1

8275 Eastern Ave., Suite 200, Las Vegas, NV, 89123 Tel: 1-702-595-2247 • www.blackcactusglobal.com OTC: BLGI

NEWS RELEASE

Black Cactus Global Withdraws MOU for Icelandic Bank Acquisition

Las Vegas, NV – May 23, 2018, Black Cactus Global (OTC: (BLGI) (the “Company”) has withdrawn its participation in a plan to acquire a bank in Iceland with NSB Holdings ehf for the purpose of creating the first fully digital bank. After a strategic review the Company has concluded that the plan would involve numerous competitive risks that would certainly impact the economic feasibility of such a project, as well as divert the Company’s focus away from its primary activity which is the development of Blockchain applications for the efficient management of financial and administrative processes across numerous industries. The Company’s management strongly believes that early stage enterprises require laser-like focus on the achievement of its primary activity to maximize success.

About the Company

Black Cactus Global is a technology development company with a focus on Blockchain, machine learning, cryptocurrency, and the Internet of Things.  We partner with international government agencies, large corporations and specialised groups on global development and consulting projects in our key development areas of Fintech, digital media, financial services, cyber security, and healthcare.

Our mission is to pioneer the application of Blockchain and overlapping technologies to protect IP and the security of data and financial transactions.

BLGI (OTCQB) trades on the OTCQB Venture Market for early stage and developing U.S. and international companies. Companies are current in their reporting and undergo an annual verification and management ncertification process. Investors can find Real-Time quotes and market information on the company on www.otcmarkets.com.

For further information please visit our website at:  www.blackcactusglobal.com

Investor Relations:

Company Contact:  Louis Silver

Tel: 1-610-710-1303 • Email: lsilver35@verizon.net; louis@blackcactusglobal.com

8275 Eastern Ave., Suite 200, Las Vegas, NV, 89123 Tel: 1-702-595-2247 • www.blackcactusglobal.com OTC: BLGI

Safe Harbor Statements

Certain information contained in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates”, “intends” or “believes”, or that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur”, or “be achieved”. Forward-looking statements are based on the opinions and estimates of management as of the date such statements are made, and are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the SEC. Such risks and other factors include, among others, the ability to locate and acquire suitable interests in alternative medicine manufacturing operations on terms acceptable to the Company, the availability of financing on acceptable terms, accidents, labor disputes, acts of God and other risks of the alternative medicine industry including, without limitation, delays in obtaining governmental approvals or permits, title disputes or claims limitations on insurance coverage. The Company believes that the expectations reflected in the forward-looking statements included in this news release are reasonable; however, no assurance can be given that these expectations will prove to be correct, and such forward-looking statements should not be unduly relied upon. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.